                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

     / /    Preliminary Proxy Statement
     / /    Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))
     /X/    Definitive Proxy Statement
     / /    Definitive Additional Materials
     / /    Soliciting Material Under Rule 14a-12

                            GATEWAY INDUSTRIES, INC.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

                 ---------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

     (2)    Aggregate number of securities to which transaction applies:

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to Exchange  Act Rule 0-11 (set forth  amount on which the filing fee is calculated and state how it was determined):

     (4)    Proposed maximum aggregate value of transaction:

     (5)    Total fee paid:

     / /    Fee paid previously with preliminary materials:

     / /    Check box if any part of the fee is offset as  provided  by Exchange
     Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount Previously Paid:

     (2)    Form, Schedule or Registration Statement No.:

     (3)    Filing Party:

     (4)    Date Filed:

                                      -2-

                            GATEWAY INDUSTRIES, INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 18, 2003
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of GATEWAY INDUSTRIES,  INC., a Delaware corporation (the "Company"), will be held at the  Marriott  Midtown  East  Courtyard,  located  at 866  Third
Avenue,  New York,  New York 10022,  on December  18, 2003 at 11:00 A.M.,  local time, for the following purposes:

            1.   To elect four  members of the board of directors of the Company to serve  until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualify;

            2.   To  ratify  the  appointment  of  Grant  Thornton  LLP  as  the
                 Company's independent auditors for the year ending December 31,
                 2003; and

            3.   To  transact  such other  business  as may  properly be brought before the Meeting or any adjournment thereof.

            The board of  directors  has fixed the close of business on November
19, 2003 as the record date for the Meeting.  Only stockholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          /s/ Maritza Ramirez
                                          -------------------
                                          Maritza Ramirez
                                          CHIEF FINANCIAL OFFICER

Dated: November 20, 2003
New York, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            GATEWAY INDUSTRIES, INC.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 18, 2003
                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the board
of  directors  of  GATEWAY  INDUSTRIES,   INC.,  a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2003 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the Marriott Midtown East Courtyard, located at 866 Third Avenue, New
York, New York 10022, on December 18, 2003, at 11:00 A.M., local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying  Proxy will first be sent or given to  stockholders is November 20,
2003. The mailing address of the Company's  principal  executive  offices is 590
Madison Avenue, 32nd Floor, New York, New York 10022.

            At the Meeting,  stockholders  will be asked:  (1) to elect four (4)
members of the board of directors of the Company  (the "Board of  Directors"  or the "Board") to serve until the next annual  meeting of  stockholders  and until their  successors  have  been  duly  elected  and  qualify;  (2) to  ratify  the appointment of Grant Thornton LLP as the Company's  independent auditors for the fiscal year ending December 31, 2003; and (3) to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

                        RECORD DATE AND VOTING SECURITIES

            Only stockholders of record at the close of business on November 19,
2003, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 4,192,105 outstanding shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who  have  been  nominated  by the  Board,  (ii)  for  the  ratification  of the appointment of Grant Thornton LLP as the Company's  independent auditors for the fiscal year ending  December 31, 2003 and (iii) on any other matter the Board is not aware of a  reasonable  time before this  solicitation  that may properly be brought  before the  Meeting in  accordance  with the  judgment of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board will be borne by the  Company.  In  addition  to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers,  directors  and  employees  of the  Company.  The Company  will,  upon request,  reimburse  brokerage  houses and persons  holding  Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

            The Company has retained MacKenzie Partners,  Inc.  ("MacKenzie") to solicit proxies at a cost of approximately  $3,750,  plus certain  out-of-pocket expenses.  If the Company  requests  MacKenzie to perform  additional  services,
MacKenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

            Holders of each share of Common  Stock are  entitled to one vote for each share held on all  matters.  The holders of a majority  of the  outstanding shares of Common Stock,  whether present in person or represented by proxy, will constitute a quorum for the election of directors  and the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

            A plurality  of the total  votes cast by holders of Common  Stock is required for the election of directors.  In tabulating  the vote on the election of directors,  broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

                                      -2-

            The  affirmative  vote of a majority of the votes cast by holders of
Common Stock  entitled to vote is required to approve the proposal to ratify the appointment  of Grant  Thornton LLP. In tabulating  the votes on the proposal to ratify the appointment of Grant Thornton LLP, abstentions and broker "non-votes"
will be disregarded and will have no effect on the outcome of such vote.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Company's  Common Stock,  as of the Record Date, by each person known by the
Company to be the beneficial  owner of more than five percent of the outstanding
Common Stock, each director, each executive officer as defined in Item 402(a)(2)
of  Regulation  S-B of the  Securities  Exchange  Act of 1934,  as amended  (the
"Exchange Act"), and by all directors and executive officers of the Company as a group.  Unless  otherwise  indicated,  the address for each director,  executive officer or five  percent  stockholder  is in care of the  Company,  590  Madison
Avenue, 32nd Floor, New York, New York 10022.

                                             AMOUNT AND
                                             NATURE OF
                                             BENEFICIAL                 PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP(1)                  CLASS
------------------------------------        ------------                  -----

Steel Partners II, L.P.                      1,674,208                    39.9%

Warren G. Lichtenstein                       1,815,760(2)                 42.3%

Ronald W. Hayes                                112,840(3)                  2.7%
810 Saturn Street, Suite 16-432
Jupiter, Florida 33477-4398

Jack L. Howard                                 147,720(4)                  3.4%

Gary W. Ullman                                  19,000(5)                   *
420 Woodland Acres Crescent
Maple, Ontario
Canada L6A1G2

Maritza Ramirez                                  5,000(6)                   *
c/o Oaktree Systems, Inc.
657 Dowd Avenue
Elizabeth, New Jersey 07206

George Soros                                   827,716(7)                 19.7%
Soros Fund Management LLC
888 Seventh Avenue
New York, New York 10022

                                      -3-

Frank Mackay, Jr.                              469,120(8)                 11.0%
c/o Oaktree Systems, Inc.
4462 Middle Country Road
Calverton, New York 11933-1185

All directors and executive officers         2,150,320(9)                 47.5%
as a group (seven persons)
-----------------

* Less than 1%.

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the Record
            Date  upon  the  exercise  of  options,   warrants  or   convertible
            securities.   Each  beneficial  owner's   percentage   ownership  is
            determined  by  assuming  that  options,   warrants  or  convertible
            securities  that are held by such  person (but not those held by any other person) and that are  currently  exercisable  (i.e.,  that are exercisable  within  60  days  after  the  Record  Date)  have  been exercised.  Unless  otherwise  noted,  the Company believes that all persons  named in the table have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)         Consists of (i) 1,674,208  shares of Common Stock owned  directly by
            Steel Partners II, L.P.  ("Steel"),  which is also separately listed in the security  ownership table, (ii) 41,552 shares of Common Stock owned  directly by Mr.  Lichtenstein,  and (iii)  100,000  shares of
            Common Stock issuable upon the exercise of options within 60 days of the Record Date granted to Mr.  Lichtenstein.  As the sole  managing member of the general partner of Steel,  Mr.  Lichtenstein  has sole voting and  investment  power  over the  1,674,208  shares  owned by
            Steel. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel except to the extent of his pecuniary interest therein.

(3)         Consists of (i) 32,340 shares of Common Stock owned  directly by Mr.
            Hayes,  (ii)  16,000  shares of  Common  Stock  owned by Mr.  Hayes'
            spouse,  and (iii) 64,500  shares of Common Stock  issuable upon the exercise of options within 60 days of the Record Date granted to Mr.
            Hayes.

(4)         Consists of (i) 44,420 shares of Common Stock owned  directly by Mr.
            Howard, (ii) 5,800 shares of Common Stock owned by JL Howard,  Inc., a  California  corporation  controlled  by Mr.  Howard,  (iii) 5,000 shares of Common Stock held by Mr.  Howard in joint tenancy with his spouse,  and (iv) 92,500  shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date granted to Mr.
            Howard.  Mr. Howard and his spouse have shared voting and investment power over the 5,800 shares  owned by JL Howard,  Inc. and the 5,000 shares owned in joint tenancy.

(5)         Consists of 19,000 shares of Common Stock issuable upon the exercise of options within 60 days of the Record Date granted to Mr. Ullman.

                                      -4-

(6)         Consists of 5,000 shares of Common Stock  issuable upon the exercise of options within 60 days of the Record Date granted to Ms. Ramirez.

(7)         As reported in the stockholder's most recent Schedule 13D.

(8)         Consists of (i) 405,840 shares of Common Stock owned directly by Mr.
            Mackay,  and (ii) 63,280  shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date. Mr. Mackay is an employee of Oaktree  Systems,  Inc.  ("Oaktree"),  the  Company's
            operating subsidiary.

(9)         Includes the shares and options  shown in footnotes (2) to (6) above and 50,000  shares of Common  Stock  issuable  upon the  exercise of options within 60 days of the Record Date held by executive officers who are not specifically named in the security ownership table.

                                      -5-

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their  successors  shall  be duly  elected  and  qualify.  Each of the  nominees currently  serves  as a  director  of the  Company.  The  terms of office of the current  directors  expire at the  Meeting  and when their  successors  are duly elected  and  qualify.  Management  has no  reason  to  believe  that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the  nominees  not remain a  candidate  for  election  at the date of the
Meeting,  the  Proxies  will be voted in favor  of  those  nominees  who  remain candidates and may be voted for substitute nominees selected by the Board.

            The names,  principal  occupation of and certain  other  information about each of the nominees are set forth below:

                                                         FIRST YEAR
     NAME                            AGE               BECAME DIRECTOR
     ----                            ---               ---------------

Warren G. Lichtenstein                38                    1994

Jack L. Howard                        42                    1994

Ronald W. Hayes                       65                    1993

Gary W. Ullman                        62                    2000

---------------

            WARREN G.  LICHTENSTEIN has served as a director and Chief Executive
Officer of the Company  since 1994 and as Chairman of the Board since 1995.  Mr.
Lichtenstein has served as the Chairman of the Board, Secretary and the Managing
Member of Steel Partners, L.L.C., the general partner of Steel, since January 1,
1996.  Prior to such time, Mr.  Lichtenstein  was the Chairman and a director of
Steel Partners,  Ltd., the general partner of Steel Partners  Associates,  L.P., which was the  general  partner of Steel,  from 1993  until  prior to January 1,
1996. Mr. Lichtenstein was the acquisition/risk  arbitrage analyst at Ballantrae
Partners,  L.P.,  a  private  investment  partnership  formed  to invest in risk arbitrage,  special situations and undervalued companies, from 1988 to 1990. Mr.
Lichtenstein  has served as a director of WebFinancial  Corporation,  a consumer and  commercial  lender,  since 1996 and as its Chief  Executive  Officer  since
December  1997.  From December 1997 to November  2003, he served as President of
WebFinancial  Corporation.  Mr.  Lichtenstein  has  served as a  director  of SL
Industries,  Inc., a designer and producer of proprietary  advanced  systems and equipment for the power and data quality  industry,  from 1993 to 1997 and since
January 2002. He has served as Chairman of the Board and Chief Executive Officer of SL Industries,  Inc. since  February 2002. Mr.  Lichtenstein  has served as a director and the President and Chief Executive Officer of Steel Partners,  Ltd.,
a management and advisory company that provides management services to Steel and other  affiliates  of Steel,  since June 1999 and as its Secretary and Treasurer since May 2001.  He has also  served as Chairman  of the Board of  Directors  of

                                      -6-

Caribbean  Fertilizer Group Ltd., a private company engaged in the production of agricultural  products  in  Puerto  Rico  and  Jamaica,  since  June  2000.  Mr.
Lichtenstein is also a director of United Industrial Corporation, a designer and producer of defense, training, transportation and energy systems, and has served as its Chairman  since October 2003. Mr.  Lichtenstein  devotes such time to the business  affairs and operations of the Company as he deems necessary to perform his duties, which changes from time to time.

            JACK L. HOWARD has served as Vice  President  of the  Company  since
December 2001 and as a director since May 1994.  From September 1994 to December
2001, Mr. Howard served as President of the Company. For more than the past five years, Mr. Howard has been a registered principal of Mutual Securities,  Inc., a registered  broker-dealer.  Mr. Howard has served as a director of  WebFinancial
Corporation since 1996 and as its Vice President since December 1997. Mr. Howard is also a director of Pubco  Corporation,  a printing  supplies and construction equipment  manufacturer  and  distributor.  Mr. Howard  devotes such time to the business  affairs and operations of the Company as he deems necessary to perform his duties, which changes from time to time.

            RONALD W. HAYES has served as a director  of the  Company  since May
1993. For more than the past five years, Mr. Hayes has been the owner of Lincoln
Consultors & Investors, Inc., an investing and consulting firm.

            GARY W. ULLMAN has served as a director of the Company since October
2000. Mr. Ullman has served as the President and Chief Executive  Officer of The
IntraPac Group Inc., a manufacturer of pharmaceutical,  cosmetic,  personal care and dentistry  products,  since August 2003. From September 2002 to August 2003, he served as Chairman  and Chief  Executive  Officer of HMR Foods,  Inc., a food conglomerate  in the  home  meal  replacement  business.  From  January  1998 to
September  2002, Mr. Ullman served as President and Chief  Executive  Officer of
Unitron,  Inc., a designer,  manufacturer  and distributor of hearing aids. From
June 1996 to  January  1998,  Mr.  Ullman was Chief  Executive  Officer of Fluid
Packaging, a contract manufacturer of pharmaceuticals and beauty products. Prior to 1996,  Mr.  Ullman  served  for 26 years as Chief  Executive  Officer  of CCL
Industries, Inc., a manufacturer of consumer products, containers and labels.

RECOMMENDATION

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  FOR THE  ELECTION  OF EACH OF THE
NOMINEES.

                                      -7-

MEETINGS

            The Board of Directors  held three  meetings  during the fiscal year ended  December  31,  2002.  From time to time,  the members of the Board act by unanimous written consent pursuant to the laws of the State of Delaware.

            The  Board  of  Directors  has  a  Stock  Option  and   Compensation
Committee,   which  makes  recommendations  concerning  salaries  and  incentive compensation  for employees of and  consultants  to the Company.  For the fiscal year ended  December 31, 2002, the Stock Option and  Compensation  Committee was
composed of Ronald  Hayes and Gary  Ullman.  The Stock  Option and  Compensation
Committee did not hold any meetings during the year ended December 31, 2002.

            The Board of  Directors  does not have a Nominating  Committee,  the customary functions of which are performed by the entire Board of Directors.

            The Board of Directors  has an Audit  Committee,  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Audit Committee held five meetings during the fiscal  year  ended  December  31,  2002.  For the fiscal  year ended
December 31, 2002, the members of the Audit Committee were Ronald Hayes and Gary
Ullman.  All  members  of the  Company's  Audit  Committee  are  independent  as independence is defined in Rule 4200(a)(15) of the NASD listing  standards.  The
Board of Directors has adopted a written  charter for the Audit  Committee which was included in the Company's  proxy  statement  for its 2001 annual  meeting of stockholders.  The Company is in the process of  preparing a new charter for the
Audit Committee that complies with The Sarbanes-Oxley Act of 2002.

            All the current members of the Board of Directors  attended at least
75% of the  aggregate of the total number of meetings  held by the Board and the total number of meetings held by all committees of the Board during fiscal 2002.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee of the Board has furnished the following  report on its  activities  with respect to its  oversight  responsibilities  during the fiscal year ended  December 31, 2002. The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange  Commission  ("SEC")
or subject to the SEC's proxy rules or to the  liabilities  of Section 18 of the
Exchange Act, and the report shall not be deemed  incorporated by reference into any prior or subsequent  filing by the Company under the Securities Act of 1933, as  amended,  or the  Exchange  Act,  except  to the  extent  that  the  Company specifically incorporates it by reference to such filing.

                                      -8-

            The Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section 380) with Grant Thornton LLP, the Company's independent auditors for the fiscal year ended  December  31,  2002.  The Audit  Committee  has  received the written  disclosures  and the letter from Grant Thornton LLP, as required by the
Independent  Standards  Board  Standard  No.  1, and has  discussed  with  Grant
Thornton LLP the  independence  of Grant  Thornton LLP.  Based on the review and discussions  involving the  foregoing,  the Audit  Committee  recommended to the
Board of  Directors  that the audited  financial  statements  be included in the
Company's annual report for the fiscal year ended December 31, 2002.

            Submitted by the Audit Committee

                        Ronald W. Hayes
                        Gary W. Ullman

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

            JAMES R.  HENDERSON  (age 45) has served as President of the Company since  December  2001.  Mr.  Henderson  has served as a Vice  President of Steel
Partners,  Ltd., a  management  and advisory  company,  since March 2002.  Steel
Partners,  Ltd. has  provided  management  services to Steel and its  affiliates since  March  2002.  Mr.  Henderson  served  as a Vice  President  of an  entity previously  known as Steel  Partners  Services,  Ltd., a management and advisory company,  from August 1999 through March 2002.  Steel  Partners  Services,  Ltd.
provided  management services to Steel and other affiliates of Steel until March
2002,  when  Steel  Partners,  Ltd.  acquired  the  rights  to  provide  certain management  services from Steel  Partners  Services,  Ltd. He has also served as
President and Chief Operating Officer of WebFinancial Corporation since November
2003 and as Vice  President of  Operations  of  WebFinancial  Corporation  since
September  2000. Mr.  Henderson  served as a director and acting Chief Executive
Officer of ECC  International  Corp.,  a  manufacturer  and marketer of computer controlled simulators for training personnel to perform maintenance and operator procedures on military weapons, from December 1999 and July 2002,  respectively, until September  2003. He has served as a director of SL Industries,  Inc. since
January  2002.  From  January  2001 to  August  2001,  Mr.  Henderson  served as
President of MDM  Technologies,  Inc., a direct mail and marketing  company that was  principally  controlled  by  the  Company's  Chief  Executive  Officer  and
Chairman.  From  1996 to July  1999,  Mr.  Henderson  was  employed  in  various positions with Aydin  Corporation,  a  defense-electronics  manufacturer,  which included a tenure as President and Chief Operating  Officer from October 1998 to
June 1999.  Prior to his employment with Aydin  Corporation,  Mr.  Henderson was employed  as an  executive  with UNISYS  Corporation,  an  e-business  solutions provider. Mr. Henderson devotes such time to the business affairs and operations of the Company as he deems  necessary to perform his duties,  which changes from time to time.

                                      -9-

            MARITZA RAMIREZ (age 43) has served as Chief Financial Officer of the Company since May 2002 and as Chief Financial Officer of Oaktree since
August 2001. From February 2001 to July 2001, Ms. Ramirez served as Vice
President of Finance and Administration of MDM Technologies, Inc., a direct mail and marketing company that was principally controlled by the Company's Chief
Executive Officer and Chairman. From November 1999 to February 2001, she served as a Vice President of Finance of Edgix Corporation, a start-up global Internet content delivery company. From April 1998 to November 1999, she was a financial business development consultant to numerous start-up corporations. From November
1988 to April 1998, she served as Director of Finance and the Controller of
Radio-Active Media, Inc., a national radio syndication and public company (a division of Jacor Communications, Inc.). Ms. Ramirez has over 15 years of experience in financial management and accounting system implementations of start-ups and small to midsize companies.

            STEVEN WOLOSKY (age 48) has served as Secretary of the Company since
May 2002. For more than the past five years, Mr. Wolosky has been a partner of
Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Company. Mr.
Wolosky is also a director of SL Industries, Inc.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

            The  following   table  sets  forth   information   concerning   the
compensation  paid by the Company  during the fiscal  years ended  December  31,
2002, 2001 and 2000 to the Company's Chief Executive Officer and Chief Financial
Officer.  No other executive officer of the Company received annual compensation in excess of $100,000 during the fiscal year ended December 31, 2002.

                                                                      LONG-TERM
                                       ANNUAL COMPENSATION           COMPENSATION

                                                                       SECURITIES           ALL OTHER
                                FISCAL                                 UNDERLYING         COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR      SALARY($)      BONUS($)      OPTIONS(#)             ($)
---------------------------      ----      ---------      --------      ----------             ---

Warren Lichtenstein,             2002         --            --             --                280,000(1)
Chairman and Chief
Executive Officer
                                 2001         --            --           50,000              280,000(1)
                                 2000         --            --             --                280,000(1)

Maritza Ramirez,                 2002      100,000(2)     25,000(2)        --                   --
Chief Financial Officer
                                 2001       41,667(3)       --            5,000(3)              --
                                 2000         --            --             --                   --

                                      -10-

--------------------

(1)         Represents aggregate management fees earned by Steel Partners,  Ltd.
            (for a portion of 2002) and Steel  Partners  Services,  Ltd.  (for a
            portion  of 2002 and for  2001 and  2000),  entities  controlled  by
            Warren  Lichtenstein,  from the Company. For information relating to the management  functions  performed by such entities,  see "Certain
            Relationships and Related Transactions."

(2)         Such compensation  represents the aggregate compensation paid to Ms.
            Ramirez in her capacity as the Chief  Financial  Officer of both the
            Company  and  Oaktree.  The  bonus  was  paid in 2003  for  services performed in 2002.

(3)         Such  compensation  was paid to Ms.  Ramirez in her  capacity as the
            Chief Financial Officer of Oaktree.  Ms. Ramirez was not employed by the Company in 2001 and she commenced her employment with Oaktree in
            August  2001.  Prior  thereto,  Ms.  Ramirez  was  employed  by  MDM
            Technologies,   Inc.,  an  entity  principally   controlled  by  the
            Company's Chairman and Chief Executive Officer.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

            No options were awarded to Mr.  Lichtenstein  or Ms.  Ramirez during the fiscal  year ended  December  31,  2002.  Neither Mr.  Lichtenstein  nor Ms.
Ramirez  exercised any options  during the fiscal year ended  December 31, 2002.
The following table sets forth certain information  regarding  unexercised stock options held by Mr. Lichtenstein and Ms. Ramirez as of December 31, 2002.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

                                 NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
NAME                              OPTIONS AT FY-END(#)                   AT FY-END($)
----                              --------------------                   ------------

                                EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
                                -------------------------          -------------------------

Warren G. Lichtenstein                83,333/16,667                          0/0(1)

Maritza Ramirez                        3,333/1,667                         267/133(2)

                                      -11-

--------------------

(1)         Based on the market value, as reported on the OTC Bulletin Board, of
            $1.06 per share of Common  Stock at December 31, 2002 and a weighted average exercise price of $2.38 per share.

(2)         Based on the market value, as reported on the OTC Bulletin Board, of
            $1.06 per share of Common Stock at December 31, 2002 and an exercise price of $.98 per share.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Officers  of  the  Company  do  not  receive  annual   compensation.
Day-to-day management functions are performed by Steel Partners, Ltd. Please see
"Certain  Relationships  and  Related  Transactions"  for a  description  of the contractual arrangement between the Company and Steel Partners, Ltd.

            Directors  who are not  employees  or  officers  of the  Company are granted  options to purchase  2,000  shares upon  appointment  to the  Company's
Board, and options to purchase 2,000 shares on the day of each annual meeting of stockholders  in which such  director is elected or  re-elected  to office.  The current  directors  hold options to purchase an  aggregate of 276,000  shares of
Common  Stock of the Company at exercise  prices  ranging from $.98 to $4.25 per share.

EQUITY COMPENSATION PLAN INFORMATION

                                    NUMBER OF                                    NUMBER OF SECURITIES
                                 SECURITIES TO BE        WEIGHTED-              REMAINING AVAILABLE FOR
                                    ISSUED UPON       AVERAGE EXERCISE           FUTURE ISSUANCE UNDER
                                    EXERCISE OF           PRICE OF             EQUITY COMPENSATION PLANS
                                    OUTSTANDING          OUTSTANDING             (EXCLUDING SECURITIES
                                      OPTIONS             OPTIONS               REFLECTED IN COLUMN (a))
PLAN CATEGORY                           (a)                 (b)                         (c)
-------------                          ----                 ---                         ---

Equity compensation                  794,000               $2.38                     56,000
plans approved by security
holders(1)

Equity compensation                     0                    0                         0
plans not approved by
security holders

Total                                794,000               $2.38                     56,000

--------------------

(1)         Consists of Amended and Restated  1990  Incentive  Stock Option Plan
            and 1990 Nonstatutory Stock Option Plan.

                                      -12-

EMPLOYMENT AGREEMENTS

            The Company  currently  has no employment  agreements,  compensatory plans or arrangements with any executive officer.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

            See "Certain Relationships and Related Transactions" with respect to transactions involving management and others.

                                      -13-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the Exchange Act requires the  Company's  officers and directors,  and persons who own more than ten percent of a registered  class of the Company's equity  securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and  greater-than  ten percent  stockholders  are also  required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representations  from  certain  reporting  persons,  the Company believes,  during  the fiscal  year  ended  December  31,  2002,  that there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its officers,  directors and greater-than  ten percent  stockholders.  However,  the
Company  has  been  made  aware  that  an  employee  of  Oaktree  who  became  a greater-than  ten percent  stockholder in 2000 failed to file a Form 3 reporting his beneficial  ownership and failed to file the requisite  Section 16(a) filing to report the transfer of certain stock options to employees of Oaktree in 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Pursuant  to a  Management  Agreement  unanimously  approved  by the
Company's disinterested  directors, an entity previously known as Steel Partners
Services,  Ltd.  ("SPS")  provided  the Company  with  office  space and certain management,  consulting  and  advisory  services.  The  Management  Agreement is automatically  renewable on an annual basis unless  terminated  by either party, for any reason,  upon at least 60 days written notice. The Management  Agreement also provides that the Company shall indemnify,  save and hold SPS harmless from and against  any  obligation,  liability,  cost or damage  resulting  from SPS's actions  under  the terms of the  Management  Agreement,  except  to the  extent occasioned  by  gross  negligence  or  willful  misconduct  of  SPS's  officers, directors or employees.  In consideration  of the services  rendered by SPS, the
Company paid to SPS a fixed monthly fee,  adjustable  annually upon agreement of the Company and SPS,  totaling $280,000 per annum. The Company believes that the cost of  obtaining  the type and quality of  services  rendered by SPS under the
Management  Agreement was no less  favorable  than the cost at which the Company could  obtain from  unaffiliated  entities.  SPS is owned by an entity  which is controlled by Warren Lichtenstein, the Company's Chairman of the Board and Chief
Executive Officer.

            As of March 26, 2002, the Management  Agreement  described above was assigned by SPS to Steel Partners,  Ltd. ("SPL") and the employees of SPS became employees of the Steel Partners Services  Division of SPL. Warren  Lichtenstein,
the Company's Chairman of the Board and Chief Executive Officer, is an affiliate of SPL based on his ownership of SPL,  directly and through Steel, and by virtue of his positions as Chairman,  President and Chief Executive Officer of SPL. Mr.
Lichtenstein is the sole managing  member of the general  partner of Steel.  Mr.
Lichtenstein disclaims beneficial ownership of the shares of Common Stock of SPL owned by Steel (except to the extent of his pecuniary interest in such shares of
Common  Stock).  During  fiscal  2001,  SPS received  fees of $280,000  from the
Company for services  rendered  under the Management  Agreement.  These payments represented  in excess  of five  percent  of the  Company's  consolidated  gross revenues and SPS's consolidated gross revenues during fiscal 2001. During fiscal
2002,  SPS and SPL  received  fees of $70,000 and  $210,000,  respectively,  for

                                      -14-

services  rendered  under  the  Management  Agreement.  These  payments  in  the aggregate  represented  in excess of five percent of the Company's  consolidated gross  revenues  for  the  fiscal  year.  The  payments  to  each of SPS and SPL represented  in excess of five  percent  of SPS's and SPL's  consolidated  gross revenues, respectively, for the fiscal year.

            Until July 26,  2001,  the  products  and  services of Oaktree  were marketed,  in part,  by MDM  Technologies,  Inc.  ("MDM"),  an entity  which was principally  controlled by the Company's  Chairman and Chief Executive  Officer,
pursuant to a reciprocal agency agreement, dated March 21, 2000. During the year ended  December 31,  2001,  the Company had sales to MDM of $86,235 and accounts receivable  from MDM of $86,235.  During 2001,  the Company phased out the joint marketing arrangement with MDM and developed internal marketing  strategies.  No sales were made to MDM during the year ended  December  31, 2002 and the Company had no outstanding receivables from MDM for the year ended December 31, 2002.

                                      -15-

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            The  Audit  Committee  has  appointed  Grant  Thornton  LLP  as  the
Company's independent public accountants for the fiscal year ending December 31,
2003.  Although the  selection of auditors  does not require  ratification,  the
Audit  Committee  has directed  that the  appointment  of Grant  Thornton LLP be submitted to  stockholders  for  ratification  due to the  significance  of such appointment.  If  stockholders  do not ratify the  appointment of Grant Thornton
LLP, the Audit Committee will consider the appointment of other certified public accountants.  The  approval of the proposal to ratify the  appointment  of Grant
Thornton LLP requires  the  affirmative  vote of a majority of the votes cast by holders of the Common Stock.

            The Company's  auditors for the fiscal year ended  December 31, 2002 were Grant Thornton LLP. The Company does not expect a  representative  of Grant
Thornton LLP to be present at the Meeting.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2002

            AUDIT FEES:  Fees billed to the Company by Grant Thornton LLP during the Company's 2002 fiscal year for the audit of the Company's  annual  financial statements  and  the  review  of  those  financial  statements  included  in the
Company's quarterly reports on Forms 10-QSB totaled approximately $66,950.

            FINANCIAL  INFORMATION  SYSTEMS DESIGN AND IMPLEMENTATION  FEES: The
Company  did not engage  Grant  Thornton  LLP to provide  advice to the  Company regarding  financial  information  systems design and implementation  during the fiscal year ended December 31, 2002.

            ALL OTHER FEES:  Fees billed to the  Company by Grant  Thornton  LLP during the fiscal year ended December 31, 2002 for all other non-audit  services rendered to the Company,  including tax related services,  totaled approximately
$21,800.

            The Audit  Committee has  considered  whether the provision by Grant
Thornton  LLP of  services  covered  by the fees  other  than the audit  fees is compatible with maintaining Grant Thornton's independence,  and believes that it is compatible.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2003.

                                      -16-

                                  ANNUAL REPORT

            All  stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's 2002 Annual Report for the year  ended  December  31,  2002,  which  contains  certified  financial statements of the Company for the year ended December 31, 2002.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002
(WITHOUT EXHIBITS),  INCLUDING THE COMPANY'S CERTIFIED FINANCIAL STATEMENTS,  AS
FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY WRITING TO THE CORPORATE
SECRETARY,  GATEWAY INDUSTRIES,  INC., 590 MADISON AVENUE, 32ND FLOOR, NEW YORK,
NEW YORK 10022.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's  2004 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York, New York no later than July 23, 2004.  Such proposals  should be addressed to the Corporate Secretary,  Gateway Industries,  Inc., 590 Madison Avenue, 32nd
Floor, New York, New York 10022.

            On May 21,  1998,  the SEC adopted an  amendment  to Rule 14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal which is not addressed in the Company's  proxy  statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company  at least 45 days  prior to the  month and day of  mailing  of the prior
year's  proxy   statement,   then  the  Company  will  be  allowed  to  use  its
discretionary  voting  authority  when the  proposal  is raised at the  meeting, without any discussion of the matter in the proxy statement. If during the prior year the  Company did not hold an annual  meeting,  or if the date of the annual meeting has changed more than 30 days from the prior year,  then notice must not have  been  received  a  reasonable  time  before  the  Company  mails its proxy materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised. With respect to the Company's 2004 Annual
Meeting of Stockholders,  if the Company is not provided notice of a stockholder proposal,  which has not been timely  submitted,  for inclusion in the Company's proxy  statement  by October 6, 2004,  the Company  will be permitted to use its discretionary voting authority as outlined above.

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration at the Meeting.

                                      Maritza Ramirez
                                      CHIEF FINANCIAL OFFICER

November 20, 2003

                                      -17-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            GATEWAY INDUSTRIES, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 18, 2003

            The  undersigned,  a  stockholder  of Gateway  Industries,  Inc.,  a
Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack L. Howard,  and each of them, the true and lawful attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2003 Annual
Meeting of Stockholders  of the Company to be held at the Marriott  Midtown East
Courtyard,  located at 866 Third Avenue,  New York, New York 10022,  on December
18,  2003 at 11:00 A.M.,  local  time,  or at any  adjournment  or  adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                            GATEWAY INDUSTRIES, INC.

                               DECEMBER 18, 2003

                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE

     PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------

            THE UNDERSIGNED  HEREBY INSTRUCTS SAID PROXIES OR THEIR SUBSTITUTES:

            PLEASE  SIGN,  DATE AND RETURN  PROMPTLY IN THE  ENCLOSED  ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1.  ELECTION OF  DIRECTORS:  The  election of the  nominees  listed below to the
    Board of Directors,  to serve until the 2004 Annual Meeting of  Stockholders and until their respective successors are elected and shall qualify.

                                    NOMINEES:
/ /  FOR ALL NOMINEES    / /  Warren G. Lichtenstein
                         / /  Jack L. Howard
/ /  WITHHOLD AUTHORITY  / /  Ronald W. Hayes
     FOR ALL NOMINEES    / /  Gary W. Ullman

/ /  FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:  To   withhold   authority   to  vote  for  any
    individual nominee(s), mark "FOR ALL EXCEPT" and fill in
    the circle next to each nominee you wish to withhold, as
    shown here: /X/

2.  TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

    / /  FOR   /  /  AGAINST   /  /  ABSTAIN

3.  DISCRETIONARY AUTHORITY:

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER AND FURTHER  BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY  DIRECTIONS
HEREINBEFORE GIVEN. UNLESS OTHERWISE  SPECIFIED,  THIS PROXY
WILL  BE  VOTED  TO  ELECT   DIRECTORS  AND  TO  RATIFY  THE
APPOINTMENT   OF  GRANT   THORNTON  LLP  AS  THE   COMPANY'S
INDEPENDENT AUDITORS.

The   undersigned   hereby  revokes  any  proxy  or  proxies
heretofore  given,  and ratifies  and confirms  that all the
proxies   appointed   hereby,  or  any  of  them,  or  their
substitutes,  may  lawfully do or cause to be done by virtue hereof.

____________________________________________________________
To change the address on your account,  please check the box at right and indicate  your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. / /

Signature of Stockholder ______________ Date _______________

Signature of Stockholder ______________ Date _______________

NOTE: Please  sign  exactly as your name or names  appear on this Proxy. When shares are held jointly,  each holder
      should sign. When signing as executor,  administrator,
      attorney,  trustee or guardian, please give full title
      as such. If the signer is a  corporation,  please sign
      with full corporate name by duly  authorized  officer,
      giving full title as such. If signer is a partnership,
      please  sign  with  full   partnership  name  by  duly
      authorized person, signing full title as such.